UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2012

ARNO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-52153	52-2286452
(Commission File Number)	(IRS Employer
Identification No.)

200 Route 31 North, Suite 104
Flemington, NJ 08822
(Address of principal executive offices and Zip Code)

(862) 703-7170
(Registrant’s telephone number, including area code)

4 Campus Drive, 2nd Floor
Parsippany, NJ 07054
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2012, J. Chris Houchins, the Chief Operating Officer of Arno Therapeutics, Inc. (the “Company”), resigned his employment with the Company, effective as of January 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2012

Arno Therapeutics, Inc.

By:	/s/ Glenn R. Mattes
Glenn R. Mattes
President and Chief Executive Officer